Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CALIFORNIA MUNICIPAL MONEY MARKET FUND

Class A

WELLS FARGO ADVANTAGE GOVERNMENT MONEY MARKET FUND

Class A

WELLS FARGO ADVANTAGE MINNESOTA MONEY MARKET FUND

Class A

WELLS FARGO ADVANTAGE MONEY MARKET FUND

Class A, Class B and Investor Class

WELLS FARGO ADVANTAGE MUNICIPAL MONEY MARKET FUND

Investor Class

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET FUND

Class A

WELLS FARGO ADVANTAGE TREASURY PLUS MONEY MARKET FUND

  Class A

WELLS FARGO ADVANTAGE 100% TREASURY MONEY MARKET FUND

Class A

Supplement dated March 3, 2010 to the Prospectuses dated July 1, 2009,

  as previously supplemented as the case may be.

This Supplement contains important information about the Funds referenced above.

Effective immediately, the second row of table in the section “How to Sell Shares” stating “Minimum Redemption” and “$100 (or remainder of account balance)” in its two respective columns is hereby deleted.

Effective immediately, in the section “How to Exchange Shares,” the bullet point pertaining to minimum amounts applicable to any exchange is hereby restated as follows: “Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.”

Effective immediately, in the bullet point “Automatic Exchange Plan” under the heading “Automatic Plans” in the section “Account Policies,” the following is hereby inserted after the second sentence: “In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100.” In addition, under the next bullet point “Systematic Withdrawal Plan,” the following sub-bullet point is hereby added after the first sub-bullet point: “•   must request a minimum redemption of $100;”

MMIV030/P1206SP